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                                                                      EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 33-87782.





                                                             ARTHUR ANDERSEN LLP



Dallas, Texas,
   October 16, 1995